Vanguard Explorer Value™ Fund

Supplement Dated June 3, 2024, to the Prospectus and Summary Prospectus Dated December 22, 2023

Important Changes to Vanguard Explorer Value Fund

The Board of Trustees of Vanguard Scottsdale Funds, on behalf of Vanguard Explorer Value Fund (the Fund), has approved a restructuring of the Fund's investment advisory team, removing Cardinal Capital Management L.L.C.

(Cardinal Capital) as advisor to the Fund and adding Wellington Management Company LLP (Wellington Management) to the Fund's investment advisory team. Ariel Investments, LLC (Ariel) and Frontier Capital Management Co., LLC (Frontier Capital) will remain as advisors. All references to Cardinal Capital as investment advisor to the Fund and all other details and descriptions regarding Cardinal Capital's management of certain assets of the Fund in the Prospectus and Summary Prospectus are deleted in their entirety.

The Fund operates under the terms of an SEC exemption, whereby the Fund's Board of Trustees may, without prior approval from shareholders, hire new advisors.

Effective immediately, Wellington Management will manage a portion of the Fund's assets along with the Fund's existing advisors, Ariel and Frontier Capital. Each advisor independently selects and maintains a portfolio of stocks for the Fund. The Fund's Board of Trustees designates the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.

In connection with the addition of Wellington Management as advisor to the Fund, Sean Kammann, effective immediately, is added as portfolio manager of the Wellington Management portion of the Fund.

The restructuring of the investment advisory arrangements is expected to increase the Fund's expense ratio by four basis points, from 0.49% to 0.53%.

The Fund's investment objective, principal investment strategies, and policies remain unchanged.

Prospectus and Summary Prospectus Text Changes

The following is added under the heading "Investment Advisors" in the Fund Summary section:

Wellington Management Company LLP (Wellington Management)

In the same section, the following is added under the heading "Portfolio Managers":

Sean M. Kammann, Senior Managing Director, Partner, and Equity Portfolio Manager of Wellington Management. He has co-managed a portion of the Fund since June 2024.

Prospectus Text Changes

The following is added to the list of advisors under the heading "Security Selection" in the More on the Fund section:

Wellington Management uses a bottom-up approach, in which stocks are chosen based on the advisor's fundamental analysis and its assessment of valuation.

The following is added as additional bullets to the list of investment advisors under the heading "Investment Advisors":

•Wellington Management Company LLP, 280 Congress Street, Boston, MA 02210, is an investment management firm founded in 1928. As of August 31, 2023, the firm managed approximately $1.2 trillion in assets.

In the same section, the following replaces in its entirety similar text on page 16:

The Fund pays each of its investment advisors a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of each advisor's portion of the Fund relative to that of the Russell 2000 Value Index (for Frontier Capital and Wellington Management) or the Russell 2500 Value Index (for Ariel) over the preceding 36-month period.

In the same section, the following text is added to the list of portfolio managers primarily responsible for the day-to-day management of the Fund:

Sean M. Kammann, Senior Managing Director, Partner, and Equity Portfolio Manager of Wellington Management. He has worked in investment management since 2001, has been with Wellington Management since 2007, has managed investment portfolios since 2017, and has co-managed a portion of the Fund since 2024. Education: B.S.E., Princeton University; M.B.A., University

of Pennsylvania.

The Fund's Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of shares in the Fund.

©2024 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

PS 1690A 062024

Vanguard Scottsdale Funds

Supplement Dated June 3, 2024, to the Statement of Additional Information Dated

December 22, 2023

Important Changes to Vanguard Explorer Value Fund

The Board of Trustees of Vanguard Scottsdale Funds, on behalf of Vanguard Explorer Value Fund (the Fund), has approved a restructuring of the Fund's investment advisory team, removing Cardinal Capital Management L.L.C. (Cardinal Capital) as advisor to the Fund and adding Wellington Management Company LLP (Wellington Management) to the Fund's investment advisory team. Ariel Investments, LLC (Ariel) and Frontier Capital Management Co., LLC (Frontier Capital) will remain as advisors. All references to Cardinal Capital as investment advisor to the Fund and all other details and descriptions regarding Cardinal Capital's management of certain assets of the Fund in the Statement of Additional Information are deleted in their entirety.

The Fund operates under the terms of an SEC exemption, whereby the Fund's Board of Trustees may, without prior approval from shareholders, hire new advisors.

Effective immediately, Wellington Management will manage a portion of the Fund's assets along with the Fund's existing advisors, Ariel and Frontier Capital. Each advisor independently selects and maintains a portfolio of stocks for the Fund. The Fund's Board of Trustees designates the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.

In connection with the addition of Wellington Management as advisor to the Fund, Sean Kammann, effective immediately, is added as portfolio manager of the Wellington Management portion of the Fund.

The restructuring of the investment advisory arrangements is expected to increase the Fund's expense ratio by four basis points, from 0.49% to 0.53%.

The Fund's investment objective, principal investment strategies, and policies remain unchanged.

Statement of Additional Information Text Changes

In the Investment Advisory and Other Services section on page B-62 is restated as follows:

The Trust currently uses four investment advisors:

⬛Ariel Investments, LLC (Ariel) provides investment advisory services for a portion of Vanguard Explorer Value Fund.

⬛Frontier Capital Management Co., LLC (Frontier Capital) provides investment advisory services for a portion of Vanguard Explorer Value Fund.

⬛Wellington Capital Management LLP (Wellington Management) provides investment advisory services for a portion of the Vanguard Explorer Value Fund.

⬛Vanguard provides investment advisory services for Vanguard Russell Index Funds, Vanguard Sector Bond Index Funds, Vanguard Total Corporate Bond ETF and Vanguard Total World Bond ETF.

Within the same section, the following should replace the first paragraph under I. Vanguard Explorer Value Fund beginning on page B-62:

The Fund pays each of its investment advisors a base fee plus or minus a performance adjustment. Each base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of each advisor's portion of the Fund relative to that of the Russell 2000 Value Index (for Frontier Capital and Wellington Management) or the Russell 2500 Value Index (for Ariel) over the preceding 36-month period.

A. Wellington Management Company LLP (Wellington Management)

Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, MA 02210. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 90 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership.

1. Other Accounts Managed

The following is inserted into the table providing information relating to the other accounts managed by the portfolio managers of the fund. The information provided for Welling Management is as of April 30, 2024 (unless otherwise noted):

					Total assets in
				No. of accounts with	accounts with
		No. of		performance-based	performance-based
Portfolio Manager		accounts	Total assets	fees	fees
Sean M. Kammann	Registered investment companies	3	$240.4M	0	$0
	Other pooled investment vehicles	6	$328.6M	0	$0
	Other accounts	0	$0	0	$0

2. Material Conflicts of Interest

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each of Wellington Management Portfolio's or Fund's manager listed in a prospectus who is primarily responsible for the day-to-day management of the Wellington Management Portfolio or Fund (Portfolio Manager) generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations, and risk profiles that differ from those of the Wellington Management Portfolio or Fund. A Portfolio Manager makes investment decisions for each account, including the Wellington Management Portfolios or Funds, based on the investment objectives, policies, practices, benchmarks, cash flows, tax, and other relevant investment considerations applicable to that account. Consequently, a Portfolio Manager may purchase or sell securities, including initial public offerings (IPOs), for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Wellington Management Portfolio or Fund and thus the accounts may have similar—and in some cases nearly identical—objectives, strategies, and/or holdings to those of the Wellington Management Portfolio or Fund.

A Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Wellington Management Portfolio or Fund, or make investment decisions that are similar to those made for the Wellington Management Portfolio or Fund, both of which have the potential to adversely impact the Wellington Management Portfolio or Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, a Portfolio Manager may purchase the same security for a Wellington Management Portfolio or Fund and one or more other accounts at or about the same time. In those instances, the other accounts will have access to their respective holdings prior to the public disclosure of the Wellington Management Portfolio's or Fund's holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Wellington Management Portfolio or Fund. Because incentive payments paid by Wellington Management to the Portfolio Manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Portfolio Manager. Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high-quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocations of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional's various client mandates.

3. Description of Compensation

Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Investment Advisory Agreement between Wellington Management and the Trust on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenue, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended August 31, 2023.

Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high-quality investment management services to its clients. Wellington Management's compensation of the Fund's manager listed in the prospectus who is primarily responsible for the day-to-day management of the Fund (the "Portfolio Manager") includes a base salary and incentive components. The base salary for the Portfolio Manager who is a partner (a "Partner") of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP.

The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager. The Portfolio Manager's incentive payment relating to the Fund is linked to the gross pre-tax performance of the Fund managed by the Portfolio Manager compared to the Russell 2000 Value Index over one, three, and five-year periods, with an emphasis on five-year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Manager, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager may also be eligible for bonus payments based on his overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax-qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Kammann is a Partner.

4. Ownership of Securities

As of April 30, 2024, Mr. Kammann did not own any shares of the Fund.

Within the Investment Advisory and Other Services section, the first paragraph under the sub-heading Duration and Termination of Investment Advisory Agreements on page B-69 is replaced in its entirety by the following paragraphs:

The current investment advisory agreements with the unaffiliated advisors are (other than Ariel and Wellington Management) renewable for successive one-year periods, only if (1) each renewal is specifically approved by a vote of the Fund's board of trustees, including the affirmative votes of a majority of the trustees who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or (2) each renewal is specifically approved by a vote of a majority of the Fund's outstanding voting securities. An agreement is automatically terminated if assigned and may be terminated without penalty at any time either (1) by vote of the board of trustees of the Fund upon thirty (30) days' written notice to the advisor, (2) by a vote of a majority of the Fund's outstanding voting securities upon 30 days' written notice to the advisor, or (3) by the advisor upon ninety (90) days' written notice to the Fund.

The initial investment advisory agreements with Ariel and Wellington Management are binding for a two-year period. At the end of that time, the agreement will become renewable for successive one-year periods, subject to the above conditions. Vanguard provides investment advisory services to the Vanguard Russell Index Funds, the Vanguard Sector Bond Index Funds, Vanguard Total Corporate Bond ETF, and Vanguard Total World Bond ETF pursuant to the terms of the Fifth Amended and Restated Funds' Service Agreement. This agreement will continue in full force and effect until terminated or amended by mutual agreement of the Vanguard funds and Vanguard. Vanguard provides investment advisory services to the Vanguard Russell Index Funds, the Vanguard Sector Bond Index Funds, Vanguard Total Corporate Bond ETF, and Vanguard Total World Bond ETF pursuant to the terms of the Fifth Amended and Restated Funds' Service Agreement. This agreement will continue in full force and effect until terminated or amended by mutual agreement of the Vanguard funds and Vanguard.

The following is added to Appendix B of this Statement of Additional Information:

WELLINGTON MANAGEMENT COMPANY LLP

Global Proxy Voting Policies and Procedures

Wellington Management has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of clients for whom it exercises proxy-voting discretion.

The purpose of this document is to outline Wellington Management's approach to executing proxy voting. Wellington Management's Proxy Voting Guidelines (the "Guidelines"), which are contained in a separate document, set forth broad guidelines and positions on common proxy issues that Wellington Management uses in voting for proxies. The Guidelines set out our general expectations on how we vote rather than rigid rules that we apply without consideration of the particular facts and circumstances.

Statement of Policy

Wellington Management:

1)Votes client proxies for which clients have affirmatively delegated proxy voting authority, in writing, unless we have arranged in advance with a particular client to limit the circumstances in which it would exercise voting authority, or we determine that it is in the best interest of one or more clients to refrain from voting a given proxy.

2)Seeks to vote proxies in the best financial interests of the client for which we are voting.

3)Identifies and resolves all material proxy-related conflicts of interest between the firm and our clients in the best interests of the client.

Responsibility and Oversight

The Proxy Voting Team monitors regulatory requirements with respect to proxy voting and works with the firm's Legal and Compliance Group and the Investment Stewardship Committee to develop practices that implement those requirements. The Proxy Voting Team also acts as a resource for portfolio managers and investment research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of the Proxy Voting Team. The Investment Stewardship Committee a senior, cross-functional group of experienced professionals, is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines, and identification and resolution of conflicts of interest. The Investment Stewardship Committee reviews the Guidelines as well as the Global Proxy Policy and Procedures annually.

Procedures

Use of Third-Party Voting Agent

Wellington Management uses the services of a third-party voting agent for research and to manage the administrative aspects of proxy voting. We view third-party research as an input to our process. Wellington Management complements the research provided by its primary voting agent with research from other firms.

Our primary voting agent processes proxies for client accounts and maintains records of proxies voted. For certain routine issues, as detailed below, votes may be instructed according to standing instructions given to our primary voting agent, which are based on the Guidelines.

We manually review instances where our primary voting agent discloses a material conflict of interest of its own, potentially impacting its research outputs. We perform oversight of our primary voting agent, which involves regular service calls and an annual due diligence exercise, as well as regular touchpoints in the normal course of business.

Receipt of Proxy

If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting materials to Wellington Management or its designated voting agent in a timely manner.

Reconciliation

Proxies for public equity securities received by electronic means are matched to the securities eligible to be voted, and a reminder is sent to custodians/trustees that have not forwarded the proxies due. This reconciliation is performed at the ballot level. Although proxies received for private equity securities, as well as those received in non-electronic format for any securities, are voted as received, Wellington Management is not able to reconcile these ballots and does not notify custodians of non-receipt; Wellington Management is only able to reconcile ballots where clients have consented to providing holdings information with its provider for this purpose.

Proxy Voting Process

Our approach to voting is investment-led and serves as an influential component of our engagement and escalation strategy. The Investment Stewardship Committee, a cross-functional group of experienced professionals, oversees Wellington Management's activities with regards to proxy voting practices.

Routine issues that can be addressed by the proxy voting guidance below are voted by means of standing instructions communicated to our primary voting agent. Some votes warrant analysis of specific facts and circumstances and therefore are reviewed individually. We examine such vote sources including internal research notes, third-party voting research and company engagement. While manual votes are often resolved by investment research teams, each portfolio manager is empowered to make a final decision for their relevant client portfolio(s), absent a material conflict of interest. Proactive portfolio manager input is sought under certain circumstances, which may include consideration of position size and proposal subject matter and nature. Where portfolio manager input is proactively sought, deliberation across the firm may occur. This collaboration does not prioritize consensus across the firm above all other interests but rather seeks to inform portfolio managers' decisions by allowing them to consider multiple perspectives. Portfolio managers may occasionally arrive at different voting conclusions for their clients, resulting in different decisions for the same vote. Voting procedures and the deliberation that occurs before a vote decision are aligned with our role as active owners and fiduciaries for our clients.

Material Conflict of Interest Identification and Resolution Processes

Further detail on our management of conflicts of interest can be found in our Stewardship Conflicts of Interest Policy, available on our website.

Other Considerations

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.

Securities Lending

Clients may elect to participate in securities lending Such lending may impact their ability to have their shares voted. Under certain circumstances, and where practical considerations allow, Wellington Management may determine that the anticipated value of voting could outweigh the benefit to the client resulting from use of securities for lending and recommend that a client attempt to have its custodian recall the security to permit voting of related proxies. We do not borrow shares for the sole purpose of exercising voting rights.

Share Blocking and Re-Registration

Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs

Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, the proxy materials are not delivered in a timely fashion; or, in Wellington Management's judgment, the costs of voting exceed the expected benefits to clients (included but not limited to instances such as when powers of attorney or consularization or the disclosure of client confidential information are required).

Additional Information

Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the "Advisers Act"), the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other applicable laws. In addition, Wellington Management discloses voting decisions through its website, including the rationale for votes against management.

Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, as well as the Voting Guidelines, upon written request. In addition, Wellington Management will provide specific client information relating to proxy voting to a client upon written request.

© 2024 The Vanguard Group, Inc. All rights reserved.	SAI 1690A 062024
Vanguard Marketing Corporation, Distributor.